UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2011 (August 22, 2011)

NGL ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 South Yale Avenue
Suite 805
Tulsa, Oklahoma 74136

(Address of principal executive offices) (Zip Code)

(918) 481-1119

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Sixth Amendment to Credit Agreement

On August 22, 2011, NGL Energy Partners LP (the “Partnership”) entered into a Sixth Amendment to Credit Agreement and Second Amendment to Pledge and Security Agreement by and among the Partnership, Silverthorne Operating LLC and certain of its subsidiaries, Wells Fargo Bank, National Association, and the lenders party thereto (the “Sixth Amendment”).  The Sixth Amendment, among other things, increases the total borrowing capacity under the Partnership’s credit agreement (the “Credit Agreement”) from $200 million to $330 million, consisting of an $80 million increase under the working capital facility for a total working capital capacity of $130 million and a $50 million increase under the acquisition facility for a total acquisition capacity of $200 million.

The Sixth Amendment extends the maturity of the Credit Agreement from October 14, 2014 until October 1, 2016, except for a $30 million portion of the working capital facility for seasonal credit needs that terminates in February 2012.  The Sixth Amendment also reduces (i) the quarterly commitment fee payable under the Credit Agreement from 0.50% to 0.375% on all undrawn commitments under the Credit Agreement when the Partnership’s leverage ratio is less than or equal to 3.00 to 1.00 and (ii) the interest rate per annum payable with respect to outstanding borrowings under the Credit Agreement by 0.25%.

The description of the Sixth Amendment is qualified in its entirety by reference to the full text of the Sixth Amendment, which will be filed as an exhibit to the Partnership’s next quarterly report on Form 10-Q.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

The Partnership issued a press release on August 23, 2011 announcing the entry into the Sixth Amendment.  A copy of the press release is furnished as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description
99.1	NGL Energy Partners LP press release dated August 23, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP

	By:	NGL Energy Holdings LLC,
its general partner

Date: August 25, 2011		By:	/s/ Craig S. Jones
Craig S. Jones
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	NGL Energy Partners LP press release dated August 23, 2011